UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03479

Franklin New York Tax-Free Income Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/18

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter May 31, 2018 Franklin New York Tax-Free Income Fund Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended May 31, 2018, benefited from mostly upbeat economic data as the US job market continued to improve and the unemployment rate declined. Accordingly, the US Federal Reserve (Fed), under new chairman Jerome Powell, increased its range for the federal funds rate by 0.25% at its March meeting. This was the Fed’s third rate hike for the 12 months, following June and December of 2017. Shortly after the reporting period, at its June 2018 meeting, the Fed increased its federal funds rate range by another 0.25% and cited growing business investment and household spending as further evidence of solid economic growth. The Fed also expressed confidence that inflation was moving closer to its goal.

During the 12 months, the municipal bond market posted modest performance similar to other US fixed income classes, with generally higher returns for longer term and lower rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, stagnant wage growth and international political concerns. The federal government’s tax plan also benefited tax-free municipals during most of the period, despite some volatility in reaction to the government’s tax code efforts.

Franklin New York Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate

Not FDIC Insured | May Lose Value | No Bank Guarantee

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your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin New York Tax-Free Income Fund

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of May 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin New York Tax-Free Income Fund

This annual report for Franklin New York Tax-Free Income Fund covers the fiscal year ended May 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from New York state personal income taxes, and at least 65% of its total assets in securities that pay interest free from New York City personal income taxes.1

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.20 on May 31, 2017, to $10.86 on May 31, 2018. The Fund’s Class A shares paid dividends totaling 36.81 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.26% based on an annualization of May’s 3.08 cent per share dividend and the maximum offering price of $11.34 on May 31, 2018. An investor in the 2018 maximum combined effective federal and New York state and City personal income tax bracket of 53.50% (including 3.80% Medicare tax) would need to earn a distribution rate of 7.01% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Credit Quality Composition*

5/31/18

Ratings	% of Total Investments
AAA	22.04%
AA	48.04%
A	14.18%
BBB	0.77%
Below Investment Grade	0.31%
Refunded	13.36%
Not Rated	1.30%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market but underperformed US stock markets during the 12-month period ended May 31, 2018. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +1.11% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, had a -0.83% total return.3 Both high-yield corporate bonds and high-yield municipal bonds

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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outperformed their investment-grade counterparts. US stocks, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and US Treasuries with a +14.38% total return for the reporting period.3 US stocks generated strong returns through the first eight months of the reporting period, but experienced a significant bout of volatility in early February that led to losses in that month and reduced overall returns. Multiple factors, including recent indications of rising interest rates and proposed steel and aluminum tariffs, contributed to the volatility in stock markets and also drove losses in both the municipal bond market and US Treasury market during the year-to-date 2018.

Dividend Distributions*

6/1/17–5/31/18

	Dividend per Share (cents)
Month	Class A	Class M**	Class C	Class R6***	Advisor Class
June	3.18	—	2.66	—	3.27
July	3.18	—	2.66	—	3.27
August	3.03	—	2.51	—	3.12
September	3.03	—	2.51	3.14	3.12
October	3.03	—	2.51	3.14	3.12
November	3.03	—	2.51	3.14	3.12
December	3.03	—	2.51	3.13	3.11
January	3.03	—	2.51	3.13	3.11
February	3.03	3.11	2.51	3.13	3.11
March	3.08	3.16	2.57	3.17	3.16
April	3.08	3.16	2.57	3.17	3.16
May	3.08	3.16	2.57	3.17	3.16
Total	36.81	12.59	30.60	28.32	37.83

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 1/25/18, the Fund began offering Class M shares. See the prospectus for details.

***Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

Municipal issuance during the reporting period totaled $410.3 billion, a modest 5% decline from total issuance in the previous 12-month period ended May 31, 2017.4 Impending tax reform contained potential implications for the municipal bond market and caused a deluge of supply in December, as issuers rushed to market before the end of 2017. December supply of $63 billion and fourth-quarter 2017 supply of $145 billion eclipsed previous monthly and quarterly records of municipal bond issuance, respectively.4 Despite this extraordinary supply pressuring the market, strong demand buoyed returns through the end of 2017. However, diminished issuance ($123.9 billion in the year-to-date 2018, a 23% decline from the same time period in 2017),4 heavy dealer inventories and selling pressures in 2018 led municipals to have a -0.33% total return year-to-date in 2018, as measured by the Bloomberg Barclays Municipal Bond Index.3 Municipals slightly outperformed US Treasuries, which had a total return of -1.10% during the same period.3

After accounting for redemptions (bonds that matured or were called out of the market), net issuance stood at $64 billion in 2017, which marked a third consecutive year of positive net issuance.5 Net issuance turned negative in the first four months of 2018, standing at -$11 billion at period-end.5 According to the Investment Company Institute, municipal bond funds reported inflows for nine of the 12 months of the reporting period, with the only negative flows occurring in December 2017 and in February and April 2018. The total inflows for the period were approximately $23 billion.6

The Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its December 2017 meeting and another 0.25% at its March 2018 meeting. The target range stood at 1.50%–1.75% at period-end. The Fed also increased the discount rate 0.25% to 2.00% in December and another 0.25% at the March 2018 meeting, to finish the period at 2.25%. The Fed cited a strengthening economic outlook and strong labor market conditions in its press release following the March 2018 decision. In total, the Fed raised the target range three times in 2017 (March, June, and December), and once so far in 2018.

Investors continued to favor risky assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities, and high yield tax-exempt bonds outperformed their investment-grade counterparts. During the 12-month reporting period, the Bloomberg Barclays High Yield Municipal Bond Index generated a +6.38% total return and the Bloomberg Barclays Municipal Long Bond (22+ Years) Index returned +2.69%.3

Several developments affected Puerto Rico bonds over the reporting period. Please visit franklintempleton.com/investor/ products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

4. Source: SIFMA.org, Bloomberg.

5. Source: Barclays Municipal Credit Research.

6. Source: Investment Company Institute.

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At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

State Update

Over the 12 months under review, New York’s robust and well-diversified economy continued to progress. The state has a significant presence of corporate headquarters and attracts a highly educated and global workforce. Although unemployment decreased from 4.7% in May 2017 to 4.5% at period-end, it remained higher than the national average of 3.8%.7

New York’s fiscal year 2018 budget continued to emphasize structural balance through controlled spending. The enacted budget included investments in education and infrastructure, as well as a tax rate extension on millionaires. The state set aside funding for tax stabilization and rainy day reserves. Additionally, New York primarily used monetary settlements from various financial institutions for one-time investments. The 2019 budget approved in March includes additional investments in education, modest and disciplined growth in state operating funds, and the establishment of charitable trust funds for health care and education. The budget did not include some of the governor’s revenue-generating tax proposals and left long-term budget gaps unaddressed. Expectations for stronger economic growth led the state to increase tax revenue projections for fiscal years 2018 and 2019.

New York’s net tax-supported debt was moderately high at 5.2% of personal income and $3,082 per capita, compared with the 2.3% and $987 national medians, respectively.8 During the period under review, independent credit rating agency Standard

& Poor’s (S&P) affirmed its AA+ rating and stable outlook on New York’s general obligation debt.9 S&P’s rating reflected its view of the stable budget and financial trends, history of conservative budgeting, prudent use of monetary settlements, and well-funded pension system. According to S&P, these strengths are counterbalanced by volatility in the state’s income tax receipts, a large and unfunded other postemployment benefit liability, and an uncertain federal policy environment.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay close to fully invested to help maximize income distribution.

Portfolio Composition

5/31/18

% of Total Investments*
Refunded**	22.29%
Tax-Supported	18.94%
Transportation	17.49%
Utilities	10.93%
Subject to Government Appropriations	9.25%
Higher Education	6.63%
General Obligation	5.67%
Corporate-Backed	3.49%
Hospital & Health Care	2.11%
Housing	1.65%
Other Revenue	1.55%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

The combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, led us to favor longer term bonds during the reporting period. Consistent with our strategy, we sought to remain close to fully invested in bonds ranging from 20 to 30 years in maturity with good call features. In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form of leverage. Also, as the alternative minimum tax

7. Source: Bureau of Labor Statistics.

8. Source: Moody’s Investors Service, States - US: Medians – State debt continues slow growth trend, 4/24/18.

9. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

(AMT) affects more individuals each year, we held no bonds subject to AMT to prevent a taxable situation for individuals subject to AMT.

The Fund holds a very small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders. Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Performance Summary as of May 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return[2]

A
1-Year	+0.26%		-4.03%
5-Year	+8.59%		+0.79%
10-Year	+38.80%		+2.88%

Advisor
1-Year	+0.35%		+0.35%
5-Year	+9.11%		+1.76%
10-Year	+40.22%		+3.44%

Share Class	Distribution Rate	[3]	Taxable Equivalent Distribution Rate	[4]	30-Day Standardized Yield[5]	Taxable Equivalent 30-Day Standardized Yield[4]
A	3.26%		7.01%		1.86%	4.00%
Advisor	3.49%		7.50%		2.04%	4.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/08–5/31/18)

Advisor Class (6/1/08–5/31/18)

See page 10 for Performance Summary footnotes.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	5/31/18	1/25/18	8/1/17	5/31/17	Change
A (FNYTX)	$10.86	N/A	N/A	$11.20	-$0.34
M (TBD)	$10.86	$10.99	N/A	N/A	-$0.13
C (FNYIX)	$10.85	N/A	N/A	$11.19	-$0.34
R6 (FKTJX)	$10.88	N/A	$11.15	N/A	-$0.27
Advisor (FNYAX)	$10.87	N/A	N/A	$11.21	-$0.34
Distributions (6/1/17–5/31/18)
Share Class	Net Investment Income
A	$0.3681
M (1/25/18–5/31/18)	$0.1259
C	$0.3060
R6 (8/1/17–5/31/18)	$0.2832
Advisor	$0.3783
Total Annual Operating Expenses[8]
Share Class
A	0.61%
Advisor	0.51%

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/18.

4. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and New York state and City personal income tax rate of 53.50%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

					Expenses	Net
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 5/31/18	Period[2,3,4]	Value 5/31/18	12/1/17–5/31/18[3,4]	Ratio[4]

A	$1,000	$1,004.90	$3.20	$1,021.74	$3.23	0.64%
M	$1,000	$1,005.20	$1.87	$1,022.24	$2.72	0.54%
C	$1,000	$1,002.10	$5.94	$1,019.00	$5.99	1.19%
R6	$1,000	$1,006.40	$2.50	$1,022.44	$2.52	0.50%
Advisor	$1,000	$1,005.40	$2.70	$1,022.24	$2.72	0.54%

1. For Classes A, C, R6 and Advisor, 12/1/17 for Actual and Hypothetical. For Class M, 1/25/18 for Actual and 12/1/17 for Hypothetical.

2. For Classes A, C, R6 and Advisor, 12/1/17–5/31/18. For Class M, 1/25/18–5/31/18.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period. The multiplier is 126/365 for Actual Class M expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Financial Highlights

	Year Ended May 31,
	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.20	$11.54	$11.58	$11.69	$11.98

Income from investment operations[a]:

Net investment income[b]	0.37	0.39	0.41	0.43	0.46

Net realized and unrealized gains (losses)	(0.34)	(0.33)	(0.04)	(0.11)	(0.30)

Total from investment operations	0.03	0.06	0.37	0.32	0.16

Less distributions from net investment income	(0.37)	(0.40)	(0.41)	(0.43)	(0.45)

Net asset value, end of year	$10.86	$11.20	$11.54	$11.58	$11.69

Total return[c]	0.26%	0.52%	3.30%	2.76%	1.52%

Ratios to average net assets

Expenses	0.64%	0.61%	0.61%	0.61%	0.60%

Net investment income	3.33%	3.45%	3.59%	3.67%	4.03%

Supplemental data

Net assets, end of year (000’s)	$3,421,773	$3,892,131	$4,131,002	$4,319,062	$4,599,685

Portfolio turnover rate	10.58%	17.44%	4.14%	6.54%	4.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

Year Ended May 31,
2018[a]

Class M

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.99

Income from investment operations[b]:

Net investment income[c]	0.13

Net realized and unrealized gains (losses)	(0.13)

Total from investment operations	—

Less distributions from net investment income	(0.13)

Net asset value, end of year	$10.86

Total return[d]	(0.03)%

Ratios to average net assets[e]

Expenses	0.54%

Net investment income	3.43%

Supplemental data

Net assets, end of year (000’s)	$5

Portfolio turnover rate	10.58%

aFor the period January 25, 2018 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended May 31,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.19	$11.52	$11.57	$11.67	$11.97

Income from investment operations[a]:

Net investment income[b]	0.31	0.33	0.35	0.36	0.39

Net realized and unrealized gains (losses)	(0.34)	(0.33)	(0.05)	(0.10)	(0.30)

Total from investment operations	(0.03)	—	0.30	0.26	0.09

Less distributions from net investment income	(0.31)	(0.33)	(0.35)	(0.36)	(0.39)

Net asset value, end of year	$10.85	$11.19	$11.52	$11.57	$11.67

Total return[c]	(0.31)%	0.04%	2.64%	2.28%	0.87%

Ratios to average net assets

Expenses	1.19%	1.16%	1.16%	1.16%	1.15%

Net investment income	2.78%	2.90%	3.04%	3.12%	3.48%

Supplemental data

Net assets, end of year (000’s)	$506,155	$614,981	$665,206	$674,478	$700,352

Portfolio turnover rate	10.58%	17.44%	4.14%	6.54%	4.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

Year Ended May 31,
2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.15

Income from investment operations[b]:

Net investment income[c]	0.33

Net realized and unrealized gains (losses)	(0.32)

Total from investment operations	0.01

Less distributions from net investment income	(0.28)

Net asset value, end of year	$10.88

Total return[d]	0.13%

Ratios to average net assets[e]

Expenses	0.50% [f]

Net investment income	3.47%

Supplemental data

Net assets, end of year (000’s)	$60,363

Portfolio turnover rate	10.58%

aFor the period August 1, 2017 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended May 31,
	2018	2017	2016	2015	2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.21	$11.55	$11.59	$11.69	$11.99

Income from investment operations[a]:

Net investment income[b]	0.38	0.40	0.42	0.44	0.47

Net realized and unrealized gains (losses)	(0.34)	(0.33)	(0.04)	(0.10)	(0.31)

Total from investment operations	0.04	0.07	0.38	0.34	0.16

Less distributions from net investment income	(0.38)	(0.41)	(0.42)	(0.44)	(0.46)

Net asset value, end of year	$10.87	$11.21	$11.55	$11.59	$11.69

Total return	0.35%	0.61%	3.40%	2.94%	1.53%

Ratios to average net assets

Expenses	0.54%	0.51%	0.51%	0.51%	0.50%

Net investment income	3.43%	3.55%	3.69%	3.77%	4.13%

Supplemental data

Net assets, end of year (000’s)	$240,101	$312,544	$274,034	$271,828	$180,654

Portfolio turnover rate	10.58%	17.44%	4.14%	6.54%	4.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Statement of Investments, May 31, 2018

	Principal Amount	Value
Municipal Bonds 97.3%
New York 97.0%
Amherst Development Corp. Student Housing Facility Revenue,
University of Buffalo Foundation Facility, Student Housing Corp., Greiner and Hadley Projects at Suny Buffalo, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/40	$3,000,000	$3,215,430
University of Buffalo Foundation Facility, Student Housing Corp., Greiner and Hadley Projects at Suny Buffalo, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/45	3,800,000	4,072,878
Buffalo and Erie County Industrial Land Development Corp. Revenue,
Buffalo State College Foundation Housing Corp. Project, Series A, 5.375%, 10/01/41	2,035,000	2,205,716
Obligated Group, Catholic Health System Inc. Project, 5.25%, 7/01/35	1,000,000	1,109,470
Obligated Group, Catholic Health System Inc. Project, 5.00%, 7/01/40	1,000,000	1,086,730
City of New Rochelle Corp. for Local Development Revenue,
Iona College Project, Refunding, Series A, 5.00%, 7/01/40	1,250,000	1,349,500
Iona College Project, Refunding, Series A, 5.00%, 7/01/45	1,425,000	1,531,091
Dutchess County Local Development Corp. Revenue,
Health Quest Systems Inc. Project, Series B, 5.00%, 7/01/31	10,550,000	12,093,676
Vassar College Project, Refunding, 5.00%, 7/01/42	5,000,000	5,772,000
Vassar College Project, Refunding, 4.00%, 7/01/46	5,715,000	5,953,487
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/28	8,100,000	9,117,441
Hempstead Town Local Development Corp. Revenue,
Hofstra University Project, Refunding, 5.00%, 7/01/42	1,250,000	1,421,750
Hofstra University Project, Refunding, 5.00%, 7/01/47	5,250,000	5,953,710
Hudson Yards Infrastructure Corp. Revenue,
Second Indenture, Refunding, Fiscal 2017, Series A, 5.00%, 2/15/42	20,000,000	22,925,800
Second Indenture, Refunding, Fiscal 2017, Series A, 4.00%, 2/15/44	16,955,000	17,624,044
Second Indenture, Refunding, Fiscal 2017, Series A, 5.00%, 2/15/45	15,000,000	17,169,750
Senior, Fiscal 2012, Series A, 5.25%, 2/15/47	33,455,000	35,956,765
Senior, Fiscal 2012, Series A, Pre-Refunded, 5.25%, 2/15/47	1,545,000	1,682,119
Long Island Power Authority Electric System Revenue,
General, Refunding, Series A, 5.00%, 9/01/42	22,000,000	24,060,300
General, Refunding, Series A, 5.00%, 9/01/44	5,000,000	5,556,100
General, Refunding, Series B, 5.00%, 9/01/36	5,000,000	5,705,550
General, Refunding, Series B, 5.00%, 9/01/41	10,000,000	11,364,300
General, Refunding, Series B, 5.00%, 9/01/46	18,000,000	20,385,720
General, Series A, BHAC Insured, Pre-Refunded, 5.50%, 5/01/33	5,000,000	5,173,200
General, Series A, Pre-Refunded, 6.00%, 5/01/33	42,000,000	43,643,460
Monroe County IDC Revenue,
The Rochester General Hospital Projects, 5.00%, 12/01/46	15,000,000	16,605,600
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/30	3,275,000	3,763,925
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/32	2,000,000	2,279,220
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/37	1,780,000	2,001,752
University of Rochester Project, Refunding, Series C, 4.00%, 7/01/43	5,000,000	5,204,700
University of Rochester Project, Series A, Pre-Refunded, 5.00%, 7/01/38	6,350,000	7,281,418
University of Rochester Project, Series B, Pre-Refunded, 5.00%, 7/01/43	5,000,000	5,733,400
MTA Dedicated Tax Fund Revenue,
Build America Bonds, Series B, Pre-Refunded, 5.00%, 11/15/34	63,750,000	66,772,387
Green Bonds, Climate Bond Certified, Refunding, Series B, Subseries B-2, 5.00%, 11/15/39	4,775,000	5,490,534
Green Bonds, Climate Bond Certified, Series A, 5.00%, 11/15/47	30,375,000	35,059,129
Green Bonds, Climate Bond Certified, Series B, Subseries B-1, 5.00%, 11/15/35	6,000,000	7,045,440
Green Bonds, Climate Bond Certified, Series B, Subseries B-1, 5.00%, 11/15/42	5,000,000	5,817,250
Green Bonds, Climate Bond Certified, Series B, Subseries B-1, 5.00%, 11/15/47	13,505,000	15,676,334
Series A, Pre-Refunded, 5.50%, 11/15/39	22,845,000	23,246,387

franklintempleton.com	Annual Report	17

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
MTA Revenue,
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series A, Subseries A-1, 5.00%, 11/15/41	$6,000,000	$6,765,960
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series A, Subseries A-1, 5.00%, 11/15/51	2,505,000	2,820,154
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series C, Subseries C-1, 4.00%, 11/15/37	8,500,000	8,854,280
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series C, Subseries C-1, 4.00%, 11/15/38	5,000,000	5,195,600
Transportation, Refunding, Series B, 5.00%, 11/15/34	10,210,000	11,707,194
Transportation, Refunding, Series C, Subseries C-1, 5.00%, 11/15/39	2,440,000	2,772,474
Transportation, Refunding, Series D, 5.00%, 11/15/31	6,215,000	7,211,762
Transportation, Refunding, Series D, 4.00%, 11/15/46	15,000,000	15,447,000
Transportation, Refunding, Series D, Subseries D-1, 5.00%, 11/15/34	5,000,000	5,673,600
Transportation, Refunding, Series D, Subseries D-1, 5.00%, 11/15/35	5,000,000	5,662,900
Transportation, Series A, AGMC Insured, 5.50%, 11/15/23	7,460,000	8,754,832
Transportation, Series A, Subseries A-1, 5.00%, 11/15/45	10,000,000	11,093,400
Transportation, Series B, 5.00%, 11/15/38	11,320,000	12,386,231
Transportation, Series B, 5.00%, 11/15/43	10,670,000	11,664,764
Transportation, Series C, 6.50%, 11/15/28	2,825,000	2,884,607
Transportation, Series C, 5.00%, 11/15/38	10,000,000	10,941,900
Transportation, Series C, 5.00%, 11/15/42	10,000,000	10,966,000
Transportation, Series C, Pre-Refunded, 6.50%, 11/15/28	12,175,000	12,440,172
Transportation, Series C, Pre-Refunded, 5.00%, 11/15/47	16,125,000	18,254,306
Transportation, Series D, Pre-Refunded, 5.25%, 11/15/40	21,500,000	23,273,105
Nassau County GO,
General Improvement, Series C, AGMC Insured, 5.00%, 4/01/43	26,665,000	29,155,778
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/30	5,465,000	5,695,732
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/30	270,000	281,583
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/31	5,740,000	5,982,343
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/31	285,000	297,227
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.125%, 10/01/35	25,935,000	27,072,250
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.125%, 10/01/35	1,275,000	1,331,776
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/39	26,870,000	28,092,048
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/39	1,320,000	1,380,931
Sewer and Storm Water Resources District, Series D, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/39	7,620,000	7,971,739
Nassau County Sewer and Storm Water Finance Authority System Revenue, Series A, BHAC Insured, Pre-Refunded, 5.375%, 11/01/28	2,000,000	2,030,640
New York City Educational Construction Fund Revenue,
Series A, 5.75%, 4/01/41	20,000,000	21,870,400
Series A, BHAC Insured, 5.00%, 4/01/37	19,750,000	19,803,325
New York City GO,
Citysavers, Series B, zero cpn., 6/01/18	1,107,250	1,107,250
Citysavers, Series B, zero cpn., 12/01/18	1,080,375	1,071,527
Citysavers, Series B, zero cpn., 6/01/19	1,107,250	1,088,072
Citysavers, Series B, zero cpn., 12/01/19	1,107,250	1,077,244
Citysavers, Series B, zero cpn., 6/01/20	10,000,000	9,624,700
Fiscal 2002, Series D, 5.50%, 6/01/24	145,000	145,458
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/25	7,575,000	7,857,699
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/26	2,190,000	2,271,468
Fiscal 2012, Refunding, Series I, 5.00%, 8/01/26	11,000,000	12,194,160

18	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Fiscal 2012, Refunding, Series I, 5.00%, 8/01/27	$10,000,000	$11,085,600
Fiscal 2014, Refunding, Series J, 5.00%, 8/01/32	10,000,000	11,357,300
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/29	20,640,000	23,718,043
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/31	10,000,000	11,412,400
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/32	4,000,000	4,551,880
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/33	3,000,000	3,402,180
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/34	1,500,000	1,696,215
Fiscal 2017, Refunding, Series B, Subseries B-1, 5.00%, 12/01/41	7,000,000	8,036,980
Fiscal 2018, Series B, Subseries B-1, 5.00%, 10/01/37	4,000,000	4,649,920
Fiscal 2018, Series B, Subseries B-1, 5.00%, 10/01/38	5,000,000	5,807,950
Fiscal 2018, Series B, Subseries B-1, 5.00%, 10/01/39	6,000,000	6,964,260
Fiscal 2018, Series B, Subseries B-1, 4.00%, 10/01/41	5,000,000	5,225,600
Fiscal 2018, Series F, Subseries F-1, 5.00%, 4/01/45	10,000,000	11,616,600
Refunding, Series D, 5.125%, 8/01/19	10,000	10,026
Refunding, Series G, AMBAC Insured, 5.00%, 8/01/22	10,000	10,028
Series E, Subseries E-1, 6.00%, 10/15/23	1,930,000	1,961,420
Series E, Subseries E-1, 6.25%, 10/15/28	260,000	264,467
Series E, Subseries E-1, 5.00%, 3/01/39	16,210,000	18,915,449
Series E, Subseries E-1, 5.00%, 3/01/44	12,500,000	14,517,500
Series E, Subseries E-1, Pre-Refunded, 6.00%, 10/15/23	5,070,000	5,151,019
Series E, Subseries E-1, Pre-Refunded, 6.25%, 10/15/28	9,740,000	9,904,411
Series I, Subseries I-1, 5.375%, 4/01/36	630,000	647,974
Series I, Subseries I-1, Pre-Refunded, 5.375%, 4/01/36	16,870,000	17,395,163
Series J, Subseries J-1, 5.00%, 5/15/33	11,640,000	11,979,306
Series J, Subseries J-1, Pre-Refunded, 5.00%, 5/15/33	7,860,000	8,107,118
New York City HDC,
MFHR, Series A-1, 4.80%, 11/01/35	5,610,000	5,776,336
MFHR, Series C-1, 5.25%, 11/01/29	6,110,000	6,286,090
MFHR, Series C-1, 5.50%, 11/01/34	3,000,000	3,075,870
MFHR, Series C-1, 5.55%, 11/01/39	3,300,000	3,369,366
MFHR, Series C-1, 5.70%, 11/01/46	12,500,000	12,762,625
New York City IDAR, Pilot, Yankee Stadium Project, Series A, Assured Guaranty, 7.00%, 3/01/49	19,000,000	19,718,200
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Fiscal 2009, Series A, 5.75%, 6/15/40	2,785,000	2,793,550
Fiscal 2009, Series A, Pre-Refunded, 5.75%, 6/15/40	3,765,000	3,770,083
Second General Resolution, Fiscal 2009, Refunding, Series GG-1, 5.00%, 6/15/39	33,115,000	34,123,021
Second General Resolution, Fiscal 2011, Refunding, Series EE, 5.375%, 6/15/43	39,150,000	42,475,401
Second General Resolution, Fiscal 2013, Series BB, 5.00%, 6/15/47	15,000,000	16,515,600
Second General Resolution, Fiscal 2017, Refunding, Series AA, 4.00%, 6/15/46	24,290,000	25,251,641
Second General Resolution, Fiscal 2017, Refunding, Series DD, 5.00%, 6/15/47	33,800,000	38,799,358
Second General Resolution, Fiscal 2018, Series BB, Subseries BB-1, 5.00%, 6/15/46	20,875,000	24,084,740
Second General Resolution, Fiscal 2018, Series CC, Subseries CC-1, 5.00%, 6/15/48	20,000,000	23,058,000
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2009, Series S-1, 5.75%, 7/15/38	30,000,000	30,148,800
Fiscal 2009, Series S-2, 6.00%, 7/15/38	50,000,000	50,252,500
Fiscal 2009, Series S-3, 5.25%, 1/15/39	29,485,000	30,084,430
Fiscal 2009, Series S-4, 5.75%, 1/15/39	30,000,000	30,738,300
Fiscal 2009, Series S-5, 5.25%, 1/15/39	31,730,000	32,375,071

franklintempleton.com	Annual Report	19

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, 5.00%, 5/01/34	$740,000	$761,157
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, 5.00%, 5/01/38	20,000,000	20,564,600
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, Pre-Refunded, 5.00%, 5/01/34.	19,260,000	19,849,741
Future Tax Secured, Subordinate, Fiscal 2011, Series C, 5.00%, 11/01/39	17,250,000	18,376,597
Future Tax Secured, Subordinate, Fiscal 2012, Series E, Subseries E-1, 5.00%, 2/01/37	10,000,000	10,894,100
Future Tax Secured, Subordinate, Fiscal 2013, Series F, Subseries F-1, 5.00%, 2/01/34	5,000,000	5,553,250
Future Tax Secured, Subordinate, Fiscal 2013, Series F, Subseries F-1, 5.00%, 2/01/36	8,250,000	9,136,050
Future Tax Secured, Subordinate, Fiscal 2013, Series I, 5.00%, 5/01/42	45,000,000	49,879,800
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/38	17,000,000	18,962,820
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/39	24,135,000	26,908,111
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/40	18,300,000	20,362,227
Future Tax Secured, Subordinate, Fiscal 2015, Series A, Subseries A-1, 5.00%, 8/01/34	5,115,000	5,796,778
Future Tax Secured, Subordinate, Fiscal 2015, Series B, Subseries B-1, 5.00%, 8/01/34	5,000,000	5,666,450
Future Tax Secured, Subordinate, Fiscal 2015, Series E, Subseries E-1, 5.00%, 2/01/34	10,000,000	11,334,100
Future Tax Secured, Subordinate, Fiscal 2015, Series E, Subseries E-1, 5.00%, 2/01/35	10,000,000	11,301,600
Future Tax Secured, Subordinate, Fiscal 2017, Refunding, Series C, 5.00%, 11/01/33	6,500,000	7,603,635
Future Tax Secured, Subordinate, Fiscal 2017, Series A, Subseries A-1, 5.00%, 5/01/40	13,415,000	15,291,088
Future Tax Secured, Subordinate, Fiscal 2017, Series B, Subseries B-1, 5.00%, 8/01/38	10,000,000	11,460,800
Future Tax Secured, Subordinate, Fiscal 2017, Series F, Subseries F-1, 5.00%, 5/01/42	21,840,000	25,158,151
Future Tax Secured, Subordinate, Fiscal 2018, Series A, Subseries A-3, 4.00%, 8/01/43	13,055,000	13,666,496
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, senior lien, Series A, 5.00%, 11/15/46	5,000,000	5,701,200
New York Liberty Development Corp. Liberty Revenue,
One World Trade Center, Port Authority Consolidated, Secured, 5.25%, 12/15/43	50,000,000	54,867,000
Second Priority, Bank of America Tower at One Bryant Park Project, Class 2, Refunding, 5.625%, 7/15/47	17,500,000	18,530,925
Seven World Trade Center Project, Refunding, 5.00%, 9/15/40	18,000,000	19,742,580
New York Liberty Development Corp. Revenue,
Goldman Sachs Headquarters Issue, 5.50%, 10/01/37	27,000,000	34,982,550
Goldman Sachs Headquarters Issue, Second Tranche, 5.25%, 10/01/35	86,360,000	108,573,519
New York State Dormitory Authority Revenues,
Lease, State University Dormitory Facilities Issue, Series A, Pre-Refunded, 5.00%, 7/01/39	7,250,000	7,506,070
Lease, Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/28	4,000,000	4,430,760
Mental Health Services Facilities Improvement, Refunding, Series A, 5.00%, 8/15/22	5,740,000	6,133,821
Non-State Supported Debt, Brooklyn Law School, Refunding, 5.75%, 7/01/33	3,750,000	3,878,812
Non-State Supported Debt, Columbia University, Series A-2, 5.00%, 10/01/46	10,000,000	13,403,800
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/34	10,000,000	10,340,100
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/39	22,000,000	22,724,460
Non-State Supported Debt, Educational Housing Services, CUNY Student Housing Project, AMBAC Insured, 5.25%, 7/01/30	5,150,000	6,095,334
Non-State Supported Debt, Fashion Institute of Technology Student Housing Corp., NATL Insured, 5.25%, 7/01/34	13,220,000	15,676,540
Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/33	11,000,000	11,028,710
Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,013,050
Non-State Supported Debt, Health Quest Systems, Series A, Assured Guaranty, 5.25%, 7/01/27	1,500,000	1,504,380
Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, Pre-Refunded, 6.25%, 8/15/34	3,705,000	3,904,737

20	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, Pre-Refunded, 6.00%, 8/15/38	$3,250,000	$3,415,620
Non-State Supported Debt, Memorial Sloan Kettering Cancer Center, Refunding, Series 1, 4.00%, 7/01/47	5,000,000	5,208,650
Non-State Supported Debt, Mortgage Hospital, Montefiore Medical Center, FHA Insured, 5.00%, 8/01/24	2,500,000	2,504,625
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series 2, Subseries 2-4, 5.00%, 1/15/27	5,000,000	5,013,750
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series 2, Subseries 2-4, 5.00%, 1/15/28	5,000,000	5,013,400
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series 2, Subseries 2-5, 5.00%, 1/15/32	20,000,000	20,052,000
Non-State Supported Debt, The New School, AGMC Insured, Pre-Refunded, 5.50%, 7/01/43	13,000,000	13,964,080
Non-State Supported Debt, The New School, Pre-Refunded, 5.50%, 7/01/40	10,000,000	10,731,000
Non-State Supported Debt, The New School, Refunding, Series A, 5.00%, 7/01/40	5,500,000	6,092,845
Non-State Supported Debt, The New School, Refunding, Series A, 5.00%, 7/01/45	8,500,000	9,382,385
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/38	5,000,000	5,828,100
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/40	6,745,000	7,844,570
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/43	3,000,000	3,481,260
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/45	5,000,000	5,660,300
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/37	7,000,000	7,748,300
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/42	10,000,000	11,060,800
Non-State Supported Debt, New York University, Series A, Pre-Refunded, 5.00%, 7/01/38	27,800,000	27,874,504
Non-State Supported Debt, New York University, Series A, Pre-Refunded, 5.00%, 7/01/39	20,000,000	20,706,400
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.00%, 7/01/38	26,995,000	27,067,347
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.00%, 7/01/39	19,650,000	20,344,038
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.25%, 7/01/48	49,665,000	49,807,539
Non-State Supported Debt, New York University, Series C, Pre-Refunded, 5.00%, 7/01/38	25,000,000	25,067,000
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/22	2,300,000	2,368,931
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/36	11,000,000	12,370,490
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/21	3,090,000	3,182,607
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/23	2,150,000	2,211,684
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.50%, 5/01/33	3,000,000	3,093,150
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series A, Pre- Refunded, 5.25%, 5/01/30	8,750,000	9,033,500
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series A, Pre- Refunded, 5.50%, 5/01/30	3,000,000	3,103,920
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series A, Pre- Refunded, 5.50%, 5/01/37	13,000,000	13,450,320
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series B, 5.00%, 5/01/39.	10,000,000	10,824,300
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series E, Pre- Refunded, 5.00%, 5/01/21	2,500,000	2,575,400
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/27	2,025,000	2,309,877
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/30	1,000,000	1,137,060
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/32	1,000,000	1,132,840

franklintempleton.com	Annual Report	21

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/34	$7,250,000	$8,169,735
Non-State Supported Debt, NYU Hospitals Center, Series A, Pre-Refunded, 6.00%, 7/01/40	4,500,000	4,874,535
Non-State Supported Debt, Pratt Institute, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/29	3,775,000	3,904,218
Non-State Supported Debt, Residential Institutions for Children, 5.00%, 6/01/38	5,000,000	5,012,100
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/21	265,000	283,590
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	395,000	422,058
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/24	710,000	757,797
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series C, Assured Guaranty, 5.00%, 10/01/31	45,000	46,719
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series C, Assured Guaranty, 5.125%, 10/01/36	60,000	62,527
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/21	4,735,000	5,080,608
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	7,645,000	7,731,588
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	6,750,000	7,242,682
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/24	12,020,000	12,897,340
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, 5.625%, 10/01/29	300,000	314,625
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 10/01/29	2,700,000	2,839,644
Non-State Supported Debt, School Districts, Financing Program, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/31	3,955,000	4,127,319
Non-State Supported Debt, School Districts, Financing Program, Series C, Assured Guaranty, Pre-Refunded, 5.125%, 10/01/36	4,940,000	5,163,288
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/29	1,375,000	1,578,363
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/30	1,675,000	1,915,765
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/31	3,700,000	4,214,004
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/34	2,000,000	2,247,820
Non-State Supported Debt, State University Facilities, Refunding, Series A, 5.00%, 7/01/38	5,000,000	5,584,650
Non-State Supported Debt, State University Facilities, Refunding, Series A, 5.00%, 7/01/43	4,150,000	4,614,343
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/35	2,000,000	2,322,580
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/36	1,500,000	1,740,630
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/37	2,000,000	2,320,840
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/38	1,000,000	1,156,120
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/42	3,750,000	4,316,175
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/46	4,000,000	4,586,840
Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/26	6,105,000	6,928,809
Non-State Supported Debt, University of Rochester, Series A, 5.125%, 7/01/39	1,485,000	1,536,025

22	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, University of Rochester, Series A, Pre-Refunded, 5.125%, 7/01/39	$9,015,000	$9,345,310
Non-State Supported Debt, Vassar College, 5.00%, 7/01/49	11,000,000	11,575,300
Secondarily Insured, State University Educational Facilities, Third General Resolution, Refunding,
Series A, Assured Guaranty, 5.50%, 5/15/22.	5,000,000	5,646,750
State Supported Debt, Lease, State University Dormitory Facilities Issue, Refunding, Series A, 5.00%, 7/01/37	25,000,000	27,214,250
State Supported Debt, Lease, State University Dormitory Facilities Issue, Refunding, Series A, 5.00%, 7/01/42	15,000,000	16,298,400
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, Pre-Refunded, 5.00%, 7/01/33	14,210,000	14,248,651
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, Pre-Refunded, 5.00%, 7/01/38	10,785,000	10,814,335
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/32	2,190,000	2,196,023
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/33	645,000	649,283
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/38	1,420,000	1,429,173
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/33	8,360,000	8,419,021
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/38	20,840,000	20,987,130
State Supported Debt, Mental Health Services Facilities Improvement, Series B, 5.00%, 2/15/33	4,990,000	5,003,722
State Supported Debt, Mental Health Services Facilities Improvement, Series B, AGMC Insured, 5.00%, 2/15/33	990,000	996,574
State Supported Debt, Mental Health Services Facilities Improvement, Series B, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/33	3,285,000	3,308,192
State Supported Debt, Upstate Community Colleges, Series C, 6.00%, 7/01/31	20,000,000	20,504,800
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/29	3,000,000	3,320,670
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/30	1,000,000	1,106,090
New York State Dormitory Authority Sales Tax Revenue,
Group C, Series A, 5.00%, 3/15/42	10,000,000	11,566,800
Series A, 5.00%, 3/15/34	10,000,000	11,607,500
Series A, 5.00%, 3/15/35	24,545,000	28,412,065
Series A, 5.00%, 3/15/36	31,550,000	36,420,058
Series A, 5.00%, 3/15/44	15,000,000	17,325,150
Series A, 4.00%, 3/15/45	5,435,000	5,684,738
Series A, 4.00%, 3/15/46	34,015,000	35,551,798
Series B, 5.00%, 3/15/40	12,640,000	14,308,354
Series B, 5.00%, 3/15/41	10,520,000	11,901,171
State Supported Debt, Series A, 5.00%, 3/15/31	15,685,000	17,809,847
State Supported Debt, Series A, 5.00%, 3/15/43	16,675,000	18,517,921
State Supported Debt, Series A, 5.00%, 3/15/44	37,250,000	41,720,745
State Supported Debt, Series A, 4.00%, 3/15/48	10,000,000	10,452,900
New York State Dormitory Authority State Personal Income Tax Revenue,
2017, Series A, 5.00%, 2/15/34	915,000	934,526
2017, Series A, 5.00%, 2/15/39	1,265,000	1,291,198
2017, Series A, Pre-Refunded, 5.00%, 2/15/34	15,595,000	15,963,042
2017, Series A, Pre-Refunded, 5.00%, 2/15/39	19,420,000	19,878,312

franklintempleton.com	Annual Report	23

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority State Personal Income Tax Revenue, (continued)
Education, Refunding, Series C, 5.75%, 3/15/32	$29,870,000	$30,795,970
Education, Series A, Pre-Refunded, 5.00%, 3/15/38	5,000,000	5,131,600
Education, Series C, Pre-Refunded, 5.75%, 3/15/32	230,000	237,296
General Purpose, Bidding Group 3, Refunding, Series B, 5.00%, 2/15/41	12,425,000	14,376,470
General Purpose, Bidding Group 3, Refunding, Series B, 5.00%, 2/15/43	4,595,000	5,308,695
General Purpose, Bidding Group 3, Refunding, Series B, 4.00%, 2/15/46	20,000,000	20,891,800
General Purpose, Refunding, Series A, 5.00%, 2/15/37	5,000,000	5,768,600
General Purpose, Refunding, Series A, 5.00%, 2/15/38	5,000,000	5,764,450
General Purpose, Refunding, Series A, 5.00%, 2/15/39	8,945,000	10,305,177
General Purpose, Series B, 5.00%, 3/15/37	6,915,000	7,560,861
General Purpose, Series C, 5.00%, 3/15/34	10,000,000	10,753,700
Series A, 5.00%, 2/15/41	4,000,000	4,580,520
Series A, 5.00%, 2/15/42	1,950,000	2,231,463
Series A, 5.00%, 2/15/43	16,260,000	18,594,286
Series A, Pre-Refunded, 5.00%, 2/15/34	15,000	15,354
Series A, Pre-Refunded, 5.00%, 2/15/39	20,000	20,472
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Refunding, Series A, 5.00%, 6/15/37	2,700,000	2,707,047
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Refunding, Series A, 5.00%, 6/15/46	15,000,000	17,434,950
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Refunding, Series B, 5.00%, 6/15/33	6,510,000	6,527,382
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Refunding, Series B, 5.00%, 6/15/37	5,310,000	5,323,859
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series A, 5.00%, 6/15/31	5,000,000	5,653,050
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series A, 5.125%, 6/15/38.	35,000,000	36,117,200
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series E, 5.00%, 6/15/47	5,000,000	5,798,750
New York State GO, Series A, 5.00%, 2/15/39	6,000,000	6,128,460
New York State HFAR,
Affordable Housing, Series B, 4.50%, 11/01/29	1,500,000	1,519,035
Affordable Housing, Series B, 4.85%, 11/01/41	8,500,000	8,620,530
Housing Project Mortgage, Refunding, Series A, AGMC Insured, 6.125%, 11/01/20	15,000	15,039
New York State Power Authority Revenue, Series A, NATL Insured, 5.00%, 11/15/47	10,000,000	10,025,500
New York State Thruway Authority General Junior Indebtedness Obligations Revenue, junior lien, Series A, 5.00%, 1/01/46	25,000,000	28,094,750
New York State Thruway Authority General Revenue,
Refunding, Series I, 5.00%, 1/01/37	21,250,000	23,131,687
Refunding, Series L, 5.00%, 1/01/34	2,600,000	3,046,472
Refunding, Series L, 5.00%, 1/01/35	3,000,000	3,504,240
Series I, 5.00%, 1/01/42	45,000,000	48,855,600
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
Refunding, Series A, 5.00%, 4/01/29	10,000,000	11,075,800
Series A, 5.00%, 4/01/27	27,000,000	29,946,510
Series A, 5.00%, 4/01/28	11,600,000	12,856,976
Series A, 5.00%, 4/01/30	9,000,000	9,954,180
Series A, 5.00%, 4/01/31	10,250,000	11,328,812
Series A, 5.00%, 4/01/32	11,100,000	12,255,288

24	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Urban Development Corp. Revenue,
Empire State Development Corp., Service Contract, Refunding, 5.625%, 1/01/28	$3,780,000	$3,867,356
Empire State Development Corp., Service Contract, Series B, 5.00%, 1/01/26	8,830,000	8,852,428
Empire State Development Corp., Service Contract, Series B, 5.00%, 1/01/27	7,730,000	7,749,557
Empire State Development Corp., Service Contract, Series B, 5.00%, 1/01/28	5,460,000	5,473,705
State Personal Income Tax, General Purpose, Refunding, Series A, 5.00%, 3/15/38	15,000,000	17,312,550
State Personal Income Tax, State Facilities and Equipment, Series B-1, Pre-Refunded, 5.00%, 3/15/36	10,000,000	10,267,200
Niagara Falls Public Improvement GO, NATL Insured, 6.85%, 3/01/19	5,000	5,019
Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project, XLCA Insured, 5.00%, 12/15/30	1,805,000	1,836,028
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/34	25,000,000	26,062,250
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/35	29,000,000	30,220,030
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/39	25,000,000	26,013,750
Consolidated, Refunding, Two Hundred Fifth Series, 5.00%, 11/15/47	26,340,000	30,527,797
Consolidated, Refunding, Two Hundred Third Series, 5.00%, 10/15/47	10,000,000	11,504,200
Saratoga County Water Authority Revenue, Water System, Pre-Refunded, 5.00%, 9/01/48	7,225,000	7,285,907
Schenectady County Capital Resource Corp. Revenue,
Union College Project, Refunding, 5.00%, 1/01/40	2,600,000	2,967,328
Union College Project, Refunding, 5.00%, 1/01/47	6,590,000	7,483,802
Triborough Bridge and Tunnel Authority Revenue,
General, Refunding, Series C, 5.00%, 11/15/33	12,190,000	12,377,726
General, Refunding, Series C, 5.00%, 11/15/38	7,080,000	7,182,943
General, Series A-2, 5.25%, 11/15/34	6,180,000	6,282,588
General, Series A-2, Pre-Refunded, 5.25%, 11/15/34	3,820,000	3,883,756
General, Series C, Pre-Refunded, 5.00%, 11/15/33	19,650,000	19,956,147
General, Series C, Pre-Refunded, 5.00%, 11/15/38	11,295,000	11,470,976
General Purpose, Series B, NATL Insured, Pre-Refunded, 5.20%, 1/01/27	5,110,000	5,703,220
General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27	15,000,000	16,741,350
General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30	32,185,000	35,601,438
MTA Bridges and Tunnels, General, Refunding, Series B, 5.00%, 11/15/36	21,080,000	24,582,442
MTA Bridges and Tunnels, General, Refunding, Series B, 5.00%, 11/15/37	18,190,000	21,196,625
MTA Bridges and Tunnels, General, Refunding, Series B, 5.00%, 11/15/38	8,055,000	9,379,564
MTA Bridges and Tunnels, General, Series A, 5.00%, 11/15/38	3,000,000	3,493,320
MTA Bridges and Tunnels, General, Series A, 5.00%, 11/15/42	5,750,000	6,670,920
MTA Bridges and Tunnels, General, Series A, 5.00%, 11/15/47	13,000,000	15,004,730
MTA Bridges and Tunnels, General, Series B, 5.00%, 11/15/45	5,000,000	5,680,750
MTA Bridges and Tunnels, General, Series C, 5.00%, 11/15/38	5,000,000	5,598,000
Subordinate, Series D, 5.00%, 11/15/31	18,810,000	19,084,250
Subordinate, Series D, Pre-Refunded, 5.00%, 11/15/31	30,145,000	30,614,659
Troy Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute Project, Series A, 5.125%, 9/01/40	42,500,000	44,564,650
Utility Debt Securitization Authority Revenue,
Restructuring, 5.00%, 12/15/41	10,000,000	11,737,600
Restructuring, Refunding, 5.00%, 12/15/34	9,950,000	11,485,285
Restructuring, Refunding, Series A, 5.00%, 12/15/34	33,870,000	39,486,662
Restructuring, Refunding, Series B, 5.00%, 12/15/33	5,750,000	6,730,662
Western Nassau County Water Authority Water System Revenue,
Series A, 5.00%, 4/01/40	1,400,000	1,550,626
Series A, 5.00%, 4/01/45	2,250,000	2,479,050

		4,101,987,149

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 0.3%
Puerto Rico 0.3%
[a] Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	$32,250,000	$12,819,375

Total Municipal Bonds before Short Term Investments (Cost $3,978,968,373)		4,114,806,524

Short Term Investments 1.7%

Municipal Bonds 1.7%
New York 1.7%
[b] MTA Dedicated Tax Fund Revenue, Refunding, Subseries A-1, LOC Toronto Dominion Bank, Daily VRDN and Put, 0.85%, 11/01/31	68,770,000	68,770,000
[b] New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-3, SPA Toronto Dominion Bank, Daily VRDN and Put, 0.85%, 6/15/49	900,000	900,000

Total Short Term Investments (Cost $69,670,000)		69,670,000

Total Investments (Cost $4,048,638,373) 99.0%		4,184,476,524
Other Assets, less Liabilities 1.0%		43,919,461

Net Assets 100.0%		$4,228,395,985

See Abbreviations on page 38.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities

May 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,048,638,373

Value - Unaffiliated issuers	$4,184,476,524
Cash	83,755
Receivables:
Capital shares sold	1,028,406
Interest	49,114,532
Other assets	3,227

Total assets	4,234,706,444

Liabilities:
Payables:
Capital shares redeemed	3,527,776
Management fees	1,607,124
Distribution fees	559,633
Transfer agent fees	339,190
Accrued expenses and other liabilities	276,736

Total liabilities	6,310,459

Net assets, at value	$4,228,395,985

Net assets consist of:
Paid-in capital	$4,413,866,305
Undistributed net investment income	6,856,443
Net unrealized appreciation (depreciation)	135,838,151
Accumulated net realized gain (loss)	(328,164,914)

Net assets, at value	$4,228,395,985

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

May 31, 2018

Class A:
Net assets, at value	$3,421,772,733

Shares outstanding	314,985,612

Net asset value per share[a]	$10.86

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.34

Class M:
Net assets, at value	$4,941

Shares outstanding	455

Net asset value per share[a]	$10.86

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.34

Class C:
Net assets, at value	$506,154,682

Shares outstanding	46,647,565

Net asset value and maximum offering price per share[a]	$10.85

Class R6:
Net assets, at value	$60,362,601

Shares outstanding	5,550,514

Net asset value and maximum offering price per share	$10.88

Advisor Class:
Net assets, at value	$240,101,028

Shares outstanding	22,090,262

Net asset value and maximum offering price per share	$10.87

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2018

Investment income:
Interest:
Unaffiliated issuers	$181,048,459

Expenses:
Management fees (Note 3a)	20,649,905
Distribution fees: (Note 3c)
Class A	3,505,191
Class C	3,678,392
Transfer agent fees: (Note 3e)
Class A	2,097,332
Class M	1
Class C	322,337
Class R6	5,651
Advisor Class	163,931
Custodian fees (Note 4)	38,148
Reports to shareholders	131,707
Registration and filing fees	59,142
Professional fees	610,005
Trustees’ fees and expenses	90,332
Other	187,184

Total expenses	31,539,258
Expenses waived/paid by affiliates (Note 3f)	(46)

Net expenses	31,539,212

Net investment income	149,509,247

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(156,804,906)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	16,133,054

Net realized and unrealized gain (loss)	(140,671,852)

Net increase (decrease) in net assets resulting from operations	$8,837,395

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended May 31,
	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$149,509,247	$169,020,820
Net realized gain (loss)	(156,804,906)	(13,281,510)
Net change in unrealized appreciation (depreciation)	16,133,054	(134,438,285)

Net increase (decrease) in net assets resulting from operations	8,837,395	21,301,025

Distributions to shareholders from:
Net investment income:
Class A	(123,346,154)	(141,705,422)
Class M	(58)	—
Class C	(15,806,380)	(19,377,752)
Class R6	(716,761)	—
Advisor Class	(9,961,956)	(10,361,740)

Total distributions to shareholders	(149,831,309)	(171,444,914)

Capital share transactions: (Note 2)
Class A	(356,385,585)	(117,487,814)
Class M	5,000	—
Class C	(91,316,934)	(30,088,960)
Class R6	61,121,085	—
Advisor Class	(63,689,706)	47,134,677

Total capital share transactions	(450,266,140)	(100,442,097)

Net increase (decrease) in net assets	(591,260,054)	(250,585,986)
Net assets:
Beginning of year	4,819,656,039	5,070,242,025

End of year	$4,228,395,985	$4,819,656,039

Undistributed net investment income included in net assets:
End of year	$6,856,443	$3,598,485

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin New York Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class M, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6. Effective January 25, 2018, the Fund began offering a new class of shares, Class M. Class M was closed to investors effective at the close of market June 8, 2018.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

b. Income Taxes (continued)

be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At May 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2018		2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	18,567,685	$204,859,902	27,505,272	$311,889,210
Shares issued in reinvestment of distributions	9,237,338	101,716,707	10,263,043	116,424,875
Shares redeemed	(60,248,483)	(662,962,194)	(48,335,424)	(545,801,899)

Net increase (decrease)	(32,443,460)	$(356,385,585)	(10,567,109)	$(117,487,814)

Class M Shares[a]:
Shares sold	455	$5,000

Class C Shares:
Shares sold	3,673,575	$40,462,538	6,878,950	$78,399,723
Shares issued in reinvestment of distributions	1,295,143	14,252,001	1,488,931	16,876,140
Shares redeemed	(13,284,545)	(146,031,473)	(11,126,862)	(125,364,823)

Net increase (decrease)	(8,315,827)	$(91,316,934)	(2,758,981)	$(30,088,960)

Class R6 Shares[b]:
Shares sold	5,878,979	$64,695,824
Shares issued in reinvestment of distributions	65,956	715,974
Shares redeemed	(394,421)	(4,290,713)

Net increase (decrease)	5,550,514	$61,121,085

Advisor Class Shares:
Shares sold	8,421,825	$92,950,260	11,511,857	$130,144,607
Shares issued in reinvestment of distributions	793,839	8,752,085	788,760	8,943,467
Shares redeemed	(15,008,230)	(165,392,051)	(8,153,445)	(91,953,397)

Net increase (decrease)	(5,792,566)	$(63,689,706)	4,147,172	$47,134,677

aFor the period January 25, 2018 (effective date) to May 31, 2018.

bFor the period August 1, 2017 (effective date) to May 31, 2018.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended May 31, 2018, the gross effective investment management fee rate was 0.453% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and M reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate, for each class. Under the Class A and M reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class M	0.25%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$329,714
CDSC retained	$66,022

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2018, the Fund paid transfer agent fees of $2,589,252, of which $1,153,633 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended May 31, 2018, these purchase and sale transactions aggregated $258,240,000 and $145,910,000, respectively.

4. Expense Offset Arrangement

Effective December 1, 2017, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2018, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$64,757,881
Long Term	255,858,304

Total capital loss carryforwards	$320,616,185

On May 31, 2018, the Fund had expired capital loss carryforwards of $7,152,557, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from tax exempt income	$149,831,309	$171,444,914

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

At May 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$4,055,980,717

Unrealized appreciation	$159,364,849
Unrealized depreciation	(30,869,042)

Net unrealized appreciation (depreciation)	$128,495,807

Distributable earnings:
Undistributed tax exempt income	$7,491,914

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond workout expenditures.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Management has reviewed the requirements and believes the adoption of these provisions of the Act will not have a material impact on the financial statements.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2018, aggregated $471,417,732 and $952,023,085, respectively.

7. Defaulted Securities

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At May 31, 2018, the value of this security was $12,819,375, representing 0.3% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2018, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At May 31, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On May 18, 2018, the Board approved various changes to the class structure of the Funds. Effective June 8, 2018, Class M was closed and no longer offered for sale. Effective on a future date prior to the calender year end of 2018, Class A will be renamed “Class A1” and Class M will be renamed “Class A”. In addition, Class A1 will be closed to new investors. Certain front-end sales charges and dealer commissions on Class A and A1 shares will change. Further details are disclosed in the Fund’s Prospectus.

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018.

franklintempleton.com	Annual Report	37

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BHAC	Berkshire Hathaway Assurance Corp.
FHA	Federal Housing Authority/Agency
GO	General Obligation
HDC	Housing Development Corp.
HFAR	Housing Finance Authority Revenue
IDA	Industrial Development Authority/Agency
IDAR	Industrial Development Authority Revenue
IDC	Industrial Development Corp.
LOC	Letter of Credit
MFHR	Multi-Family Housing Revenue
MTA	Metropolitan Transit Authority
NATL	National Public Financial Guarantee Corp.
SPA	Standby Purchase Agreement
SRF	State Revolving Fund
XLCA	XL Capital Assurance

38	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin New York Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin New York Tax Free Income Fund (the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018 , the statement of changes in net assets for each of the two years in the period ended May 31, 2018 , including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

July 17, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2018. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2019, shareholders will be notified of amounts for use in preparing their 2018 income tax returns.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of the Fund was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of the Fund and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) sufficient votes were not received to pass the proposals to use a “manager of managers” structure or to approve an amended fundamental investment restriction regarding investments in commodities. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	259,901,826	11,325,126
Terrence J. Checki	260,521,455	10,705,498
Mary C. Choksi	260,766,045	10,460,908
Edith E. Holiday	260,595,751	10,631,202
Gregory E. Johnson	260,791,179	10,435,774
Rupert H. Johnson, Jr.	260,505,281	10,721,671
J. Michael Luttig	260,724,412	10,502,541
Larry D. Thompson	260,569,548	10,657,404
John B. Wilson	260,728,743	10,498,209

Total Trust Shares Outstanding*: 426,839,780

* As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares
For	172,600,138
Against	21,599,827
Abstain	13,494,046
Broker Non-Votes	63,532,937
Total Fund Shares Voted	271,226,953
Total Fund Shares Outstanding*	426,839,780

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares
For	173,924,186
Against	16,533,976
Abstain	17,235,854
Broker Non-Votes	63,532,937
Total Fund Shares Voted	271,226,953
Total Fund Shares Outstanding*	426,839,780

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	137	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013 -present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	137	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trstee	Since 2007	137	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	151	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee and Vice President since 1983	137	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN NEW YORK TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

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SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional New York municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was in the first (the best) or second quintile and above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for each of the one-, three-, five- and 10-year periods, while below the median, was equal to or exceeded 1.7%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and six other New York municipal debt funds. The Board noted that the Management Rate for the Fund was slightly above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services

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SHAREHOLDER INFORMATION

provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

50	Annual Report	franklintempleton.com

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Annual Report and Shareholder Letter

Franklin New York Tax-Free Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	115 A 07/18

Item 2.    Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.    Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.    Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $48,962 for the fiscal year ended May 31, 2018 and $50,999 for the fiscal year ended May 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a) – (c) of Item 4 were $1,657 for the fiscal year ended May 31, 2018 and $0 for the fiscal year ended May 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a) – (c) of Item 4 were $14,000 for the fiscal year ended May 31, 2018 and $255,000 for the fiscal year ended May 31, 2017. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and benchmarking services in connection with the ICI TA survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)      pre-approval of all audit and audit related services;

(ii)     pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b) – (d) of Item 4 were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of regulation S–X.

(f) No disclosures are required by this Item 4 (f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $15,657 for the fiscal year ended May 31, 2018 and $255,000 for the fiscal year ended May 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2–01 of Regulation S–X is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.                                                                             N/A

Item 6.    Schedule of Investments.                                                                                          N/A

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                                                                                                                                 N/A

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.       N/A

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                                                                                                               N/A

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.    Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures.    The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls.    There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                                                                                                                                N/A

Item 13.  Exhibits.

(a) (1)    Code of Ethics

(a) (2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date July 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date July 26, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date July 26, 2018